EXHIBIT 21

                       LIST OF SUBSIDIARIES (as of 7/7/99)

                           NAME:                                      dba, IF APPLICABLE:                   JURISDICTION OF
                                                                                                            INCORPORATION:
Ugly Duckling Car Sales and Finance Corporation                                                                 Arizona
(formerly Duck Ventures, Inc.)
Ugly Duckling Credit Corporation                                                                                Arizona
     (formerly Champion Acceptance Corporation)
Champion Financial Services, Inc.                                                                               Arizona
Ugly Duckling Car Sales, Inc.                                Ugly Duckling Autos                                Arizona
                                                             Ugly Duckling Processing Center
                                                             Ugly Duckling Car Sales
                                                             Ugly Duckling City of Cars
                                                             Ugly Duckling Autorama
                                                             Ugly Duckling Glendale Motors
                                                             Ugly Duckling-Blue Chip Motors
Ugly Duckling Car Sales Florida, Inc.                        Ugly Duckling Autos                                Florida
                                                             Champion Acceptance
                                                             Ugly Duckling Car Sales
Ugly Duckling Car Sales New Mexico, Inc.                                                                      New Mexico
Ugly Duckling Car Sales Texas, L.L.P.                        Ugly Duckling Autos                                Arizona
                                                             Ugly Duckling Car Sales
                                                             Yes-Cars
                                                             E-Z Motors
                                                             Red McComb's Super Store
                                                             Ugly Duckling
Ugly Duckling Car Sales Georgia, Inc.                        Ugly Duckling Autos                                Georgia
                                                             Ugly Duckling Car Sales
                                                             Kars-Yes
Ugly Duckling Car Sales California, Inc.                     Ugly Duckling Autos                              California
                                                             Ugly Duckling Car Sales
                                                             Kars-Yes
Ugly Duckling Finance Corporation                                                                               Arizona
Ugly Duckling Portfolio Corporation                                                                             Arizona
     (formerly Champion Portfolio Corporation)
Ugly Duckling  Portfolio Corporation II                                                                         Arizona
Ugly Duckling Receivables Corp.                                                                                Delaware
Ugly Duckling Receivables Corp. II                                                                             Delaware
Drake Insurance Services, Inc.                                                                                  Arizona
Drake Insurance Agency, Inc.                                                                                    Arizona
Drake Property & Casualty Life Insurance Co.                                                            Turks & Caicos Islands
Drake Life Insurance Co.                                                                                Turks & Caicos Islands
Ugly Duckling Dealer Finance, Inc.                                                                              Arizona
Ugly Duckling Dealer Finance Alabama, Inc.                                                                      Arizona
UDRAC, Inc.                                                                                                     Arizona
UDRAC Rentals, Inc.                                                                                             Arizona
Cygnet Financial Corporation                                                                                   Delaware
Cygnet Financial Services, Inc.                                                                                 Arizona
Cygnet Dealer Finance, Inc.                                                                                     Arizona
Cygnet Finance Alabama, Inc.                                                                                    Arizona
Cygnet Dealer Finance Florida, Inc.                                                                             Florida
Cygnet Financial Portfolio, Inc.                                                                                Arizona
Cygnet Support Services, Inc.                                                                                   Arizona
Fidelity Funding Auto Receivables Corp.                                                                        Delaware
Fidelity Funding Auto Receivables Corp. II                                                                     Delaware
Fidelity Funding Auto Receivables Corp. III                                                                    Delaware
Fidelity Funding Receivables, L.L.C.                                                                           Delaware